UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2014

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 16, 2014, YRC Worldwide, Inc. (the “Company”) issued a press release announcing that it has launched an amendment to its Term Loan Credit Agreement (the “Credit Agreement”) to revise its leverage ratio covenant from the third quarter of 2014 through the fourth quarter of 2016. The Company also announced that it anticipates reporting Adjusted EBITDA (defined as Consolidated EBITDA in the Credit Agreement) of approximately $75 million to $80 million and operating income of approximately $22 million to $27 million for the third quarter of 2014.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement

Although the Company has not yet completed the third quarter of 2014, which will end on September 30, 2014, the preliminary financial and operational information included in this Item 7.01 and the attached news release reflects management’s estimate of results based on currently available information. There can be no assurance that these estimates will be realized, and estimates are subject to risks and uncertainties, many of which are not within the Company’s control. Accordingly, you should not place undue reliance upon this preliminary financial and operational information.

Non-GAAP Financial Measures

Adjusted EBITDA is a non-GAAP measure that reflects the Company’s earnings before interest, taxes, depreciation, and amortization expense, and further adjusted for letter of credit fees, equity-based compensation expense, net gains or losses on property disposals and certain other items, including restructuring professional fees, expenses associated with certain lump sum payments to its union employees and results of permitted dispositions and discontinued operations as defined in the Company’s credit facilities. Adjusted EBITDA is used for internal management purposes as a financial measure that reflects the Company’s core operating performance. In addition, management uses Adjusted EBITDA to measure compliance with financial covenants in the company’s credit facilities. However, Adjusted EBITDA measures should not be construed as a better measurement than operating cash flow, net income or earnings per share, as defined by generally accepted accounting principles (GAAP).

Adjusted EBITDA has the following limitations:

•	Adjusted EBITDA does not reflect the interest expense or the cash requirements necessary to fund restructuring professional fees, letter of credit fees, service interest or principal payments on our outstanding debt or fund the Company’s lump sum payments to its union employees required under the ratified Memorandum of Understanding;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements;

•	Equity-based compensation is an element of the Company’s long-term incentive compensation program, although Adjusted EBITDA excludes certain employee equity-based compensation expense when presenting the Company’s ongoing operating performance for a particular period;

•	Other companies in the Company’s industry may calculate Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure.

Because of these limitations, Adjusted EBITDA should not be considered a substitute for performance measures calculated in accordance with GAAP. The Company compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA as a secondary measure.

The following table provides a reconciliation of Operating income to Adjusted EBITDA for the estimated ranges presented for the quarter ending September 30, 2014.

Three Months Ended September 30, 2014

	Low	High
(in thousands)
Reconciliation of operating income to adjusted EBITDA:
Operating income	$22,000	$27,000
Depreciation and amortization	41,000	41,000
(Gains) losses on property disposals, net	—	—
Letter of credit expense	2,500	2,500
Restructuring professional fees	1,000	1,000
Amortization of ratification bonus	5,000	5,000
Equity based compensation expense	2,500	2,500
Other nonoperating, net	1,000	1,000

Adjusted EBITDA	$75,000	$80,000

Forward-Looking Statements

This Item 7.01 and the attached news release contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “forecast,” “propose,” “plan,” “designed,” “enable” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are inherently uncertain and are subject to significant business, economic, competitive, regulatory and other risks, uncertainties and contingencies, known and unknown, many of which are beyond our control. The Company’s future financial condition and results could differ materially from those predicted in such forward-looking statements because of a number of factors, including (without limitation) its ability to generate sufficient cash flows and liquidity to fund operations and satisfy its obligations related to its substantial indebtedness and lease and pension funding requirements; our ability to finance the maintenance, acquisition and replacement of revenue equipment and finance other necessary capital expenditures; changes in equity and debt markets; general or regional economic activity, including (without limitation) customer demand in the retail and manufacturing sectors; the success of the Company’s management team in implementing its strategic plan and operational and productivity improvements, including (without limitation) the Company’s continued ability to meet high on-time and quality delivery performance standards, and the impact of those improvements on its future liquidity and profitability; inclement weather; price and availability of fuel; sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge and the effectiveness of its fuel surcharge program in protecting against fuel price increases; competition and competitive pressure on service and pricing; expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service; our ability to comply and the cost of compliance with federal, state, local and foreign laws and regulations, including (without limitation) laws and regulations for the protection of employee safety and health and the environment; terrorist attack; labor relations, including (without limitation) the continued support of the Company’s union employees with respect to its strategic plan, the impact of work rules, work stoppages, strikes or other disruptions, the Company’s obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction; the impact of claims and litigation to which it is or may become exposed; and other risks and contingencies, including (without limitation) the risk factors that are included in the reports filed by the Company with the Securities and Exchange Commission, including those described under “Risk Factors” in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release dated September 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

By:	/s/ Stephanie D. Fisher
Stephanie D. Fisher Vice President and Controller

Date: September 17, 2014

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